EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cancer Detection Corporation (the "Company") on Form 10-Q for the period ended November 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Kittrell, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: January 15, 2009


By:       /s/ David Kittrell
         -----------------------------
         David Kittrell
         Chief Executive Officer and
         Chief Financial Officer